UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3500 Lacey Road, Downers Grove, Illinois 60515

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 598-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Revolving Credit Facility of D.E MASTER BLENDERS 1753 B.V.

On May 22, 2012, D.E MASTER BLENDERS 1753 B.V. (“DutchCo”), a wholly owned subsidiary of Sara Lee Corporation (the “Company”), entered into a senior unsecured five-year revolving credit facility agreement (the “DutchCo Revolving Facility Agreement”) by and among Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Deutsche Bank AG, London Branch, as coordinators, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., Deutsche Bank AG, London Branch, ING Bank N.V., J.P. Morgan Limited, Lloyds TSB Bank PLC, and The Royal Bank of Scotland N.V., as bookrunning mandated lead arrangers, Bank of Tokyo-Mitsubishi UFJ (Holland) N.V., National Australia Bank Limited and Goldman Sachs Bank USA, as mandated lead arrangers, Danske Bank A/S, as lead arranger, and Deutsche Bank Luxembourg S.A., as facility agent. The DutchCo Revolving Facility Agreement provides for a single facility with a borrowing capacity of €750 million (the “DutchCo Revolving Facility”).

The DutchCo Revolving Facility is being made available for general corporate purposes, but may not be used for refinancing any bridge financing related to the anticipated separation from the Company of DutchCo, DE US, Inc. (“CoffeeCo”), and certain other subsidiaries of the Company (the “Separation”) or backstopping any financial markets issuing program. Loans may be drawn from the date of the Separation until February 22, 2017, provided certain conditions precedent are met, which include the completion of the Separation and repayment of the related bridge financing in full. The term for each loan under the DutchCo Revolving Facility Agreement will be three or six months or any other period agreed by DutchCo and all the lenders party to the DutchCo Revolving Facility Agreement.

Interest on each loan under the DutchCo Revolving Facility is equal to the sum of (1) a margin ranging from 0.60% per annum to 1.05% per annum depending first on whether DutchCo has a credit rating and, upon DutchCo receiving a credit rating, the level of DutchCo’s credit rating (the “Margin”), (2) the percentage rate per annum determined by the Banking Federation of the European Union, and (3) certain mandatory costs calculated in accordance with the terms of the DutchCo Revolving Facility Agreement. The DutchCo Revolving Facility is subject to a commitment fee equal to 35.00% of the Margin on undrawn commitments, and a utilization fee on outstanding loans, ranging from 0.125% per annum to 0.50% per annum depending on the amount of the DutchCo Revolving Facility outstanding on each day. Interest must be paid at the end of the term of each loan, unless the term is more than six months, in which case interest must be paid at six month intervals after the first day of the term.

The DutchCo Revolving Facility Agreement is unsecured and ranks, and will continue to rank, equally with any other senior unsecured indebtedness of DutchCo. The Company does not guarantee the obligations under the DutchCo Revolving Facility Agreement, but DE US, Inc., a wholly owned subsidiary of the Company, is presently the sole guarantor under the DutchCo Revolving Facility Agreement. Subject to certain conditions, other wholly owned subsidiaries of DutchCo can become guarantors, either at the request of DutchCo, or as required to maintain the ranking of the debt under the DutchCo Revolving Facility. Each guarantor guarantees the punctual performance of all of DutchCo’s obligations under the DutchCo Revolving Facility Agreement and related finance documents.

Voluntary prepayments of loans and voluntary cancellation of undrawn commitments are permitted in whole or in part, at any time and without penalty, subject to certain conditions. Prepayment and cancellation are mandatory if it becomes unlawful for a lender to perform its obligations under the DutchCo Revolving Facility Agreement or any other finance document and that lender so requests, or if there is a change of control of DutchCo and a lender so requests.

The DutchCo Revolving Facility Agreement contains affirmative and negative covenants in relation to the following: financial reporting; informational reporting; maintenance of authorizations; compliance with laws and regulations; maintenance of pari passu ranking; insurance; maintaining a maximum debt to adjusted EBITDA ratio; financial indebtedness; limitations on liens; limitations on subsidiary indebtedness; limitations on disposals of assets; limitations on changing of business lines; and limitations on corporate changes.

The DutchCo Revolving Facility Agreement contains representations and warranties on the following matters: status; power and authority; validity of finance documents; no conflict; no default; authorizations; accuracy of financial statements; no material adverse change; no litigation; accuracy of information package; taxes; stamp duty; immunity; center of main interest; pari passu ranking; submission to jurisdiction; ERISA; and certain U.S. investment legislation.

The DutchCo Revolving Facility Agreement contains the following events of default: non-payment; breach of financial covenant; breach of other obligations; misrepresentation; cross-default; insolvency; creditors’ process; unlawfulness; repudiation of financing document; ceasing to carry on business; invalidity of finance document; a guarantor ceasing to be a subsidiary of DutchCo following the Separation; and material adverse effect. Upon an event of default, the Company Revolving Facility terminates and all loans and all other amounts payable thereunder become immediately payable.

The description set forth above is qualified in its entirety by the DutchCo Revolving Facility Agreement, which is incorporated herein by reference and is filed herewith as Exhibit 10.1.

Revolving Credit Facility of Sara Lee Corporation

On May 24, 2012, the Company entered into a senior unsecured five-year revolving credit facility agreement (the “Company Revolving Facility Agreement”) by and among the lenders thereto, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Wells Fargo Bank, N.A., and U.S. Bank, N.A., as co-documentation agents, and Goldman Sachs Bank USA, Lloyds Securities Inc., Morgan Stanley Bank, N.A., Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBS Citizens, N.A., Royal Bank of Canada, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-agents. The Company Revolving Facility Agreement provides for a single facility with a borrowing capacity of $750 million (the “Company Revolving Facility”), which includes swingline loans up to an aggregate maximum of $75 million and letters of credit up to an aggregate maximum of $100 million. The Company Revolving Facility also contains an expansion feature where the Company can request to increase the Company Revolving Facility by an aggregate amount of up to $300 million, without the consent of the lenders not participating in such increase.

The Company Revolving Facility is being made available for general corporate purposes. Loans may be drawn from the date of the Separation, provided certain conditions precedent are met, which include the completion of the Separation. The Company Revolving Facility will remain available until the earlier of (1) five years after the completion of the conditions precedent, or (2) August 15, 2012, if the conditions precedent have not been met by such date.

Interest on each alternate base rate (“ABR”) loan under the Company Revolving Facility is equal to the sum of (1) a margin ranging from 0.00% per annum to 0.50% per annum depending upon the level of the Company’s credit rating and (2) the ABR, equal to the highest of (i) the prime rate of Bank of America, N.A., (ii) the Federal Funds Effective Rate plus 0.50% per annum, or (iii) LIBOR for a one month interest period plus 1.00% per annum. Interest on swingline loans is equal to the ABR. Interest on Eurodollar loans under the Company Revolving Facility is equal to the sum of (1) LIBOR and (2) a margin ranging from 1.00% per annum to 1.50% per annum depending upon the level of the Company’s credit rating. Letters of credit are subject to a fee ranging from 1.00% per annum to 1.50% per annum depending upon the level of the Company’s credit rating. The Company Revolving Facility is subject to a facility fee ranging from 0.10% per annum to 0.25% per annum of the aggregate used and unused amount of the Company Revolving Facility, depending upon the level of the Company’s credit rating.

The term for each Eurodollar loan will be one, two, three or six (or nine or twelve, if available to all lenders) months. Interest must be paid at the end of each quarter for ABR loans and monthly for Eurodollar loans.

The Company Revolving Facility Agreement is unsecured and ranks equally with any other senior unsecured indebtedness of the Company.

Voluntary prepayments of ABR loans and voluntary cancellation of undrawn commitments are permitted in whole or in part, at any time and without penalty, subject to certain conditions. Prepayments during LIBOR interest periods will be subject to breakage costs.

The Company Revolving Facility Agreement contains affirmative and negative covenants in relation to the following: financial reporting; informational reporting; maintenance of books and records; payment of taxes and other obligations; insurance; maintaining a maximum debt to adjusted EBITDA ratio; maintaining a maximum ratio of EBIT to consolidated net interest expense; limitations on liens; limitations on subsidiary indebtedness; limitations on disposals of assets; limitations on changing of business lines; and limitations on corporate changes.

The Company Revolving Facility Agreement contains representations and warranties on the following matters: valid organization; power and authority; validity of finance documents; no conflict; no default; accuracy of financial statements; no material adverse change; no litigation; accuracy of information package; taxes; pari passu ranking; ERISA; and certain U.S. investment legislation.

The Company Revolving Facility Agreement contains the following events of default: non-payment; material inaccuracy of representations and warranties; breach of covenants; non-compliance with the terms of the Company Revolving Facility Agreement; cross-default; bankruptcy; certain ERISA events; aggregate judgments in excess of $75 million; or change of control. Upon a bankruptcy or insolvency event of default, the Company Revolving Facility terminates and all loans and all other amounts payable thereunder become immediately payable. Upon any other event of default, the administrative agent, Bank of America, N.A., may declare the Company Revolving Facility terminated and all loans and all other amounts payable thereunder immediately payable.

The description set forth above is qualified in its entirety by the Company Revolving Facility Agreement, which is incorporated herein by reference and is filed herewith as Exhibit 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On May 24, 2012, Sara Lee Corporation’s wholly owned subsidiary, D.E MASTER BLENDERS 1753 B.V., filed an amendment to its registration statement on Form F-1 (the “registration statement amendment”) with the U.S. Securities and Exchange Commission relating to the spin-off of Sara Lee’s Coffee and Tea business and related transactions, which are described in the registration statement amendment. The registration statement amendment is included as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Agreement dated May 22, 2012, by and among D.E MASTER BLENDERS 1753 B.V., Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Deutsche Bank AG, London Branch, as Coordinators, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., Deutsche Bank AG, London Branch, ING Bank N.V., J.P. Morgan Limited, Lloyds TSB Bank PLC, and The Royal Bank of Scotland N.V., as Bookrunning Mandated Lead Arrangers, Bank of Tokyo-Mitsubishi UFJ (Holland) N.V. and Goldman Sachs Bank USA, as Mandated Lead Arrangers, Danske Bank A/S, as Lead Arranger, and Deutsche Bank Luxembourg S.A., as Facility Agent

10.2	Five Year Revolving Credit Facility Agreement dated May 24, 2012, by and among Sara Lee Corporation, the Lenders Thereto, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wells Fargo Bank, N.A., and U.S. Bank, N.A., as Co-Documentation Agents, and Goldman Sachs Bank USA, Lloyds Securities Inc., Morgan Stanley Bank, N.A., Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBS Citizens, N.A., Royal Bank of Canada, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Agents

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Amendment No. 5 to Registration Statement on Form F-1 filed by D.E MASTER BLENDERS B.V. 1753 with the U.S. Securities and Exchange Commission on May 24, 2012 (File No. 333-179839)

Forward-Looking Statements

This report and other documents and statements of Sara Lee contain certain forward-looking statements, including with respect to Sara Lee’s spin-off plans. In addition, from time to time, in oral statements and written reports, Sara Lee discusses its expectations regarding its future performance by making forward-looking statements preceded by terms such as “expects,” “projects,” “anticipates” or “believes.” These forward-looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, Sara Lee wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Sara Lee’s actual results to differ from such forward-looking statements are those described in Sara Lee’s Annual Report on Form 10-K for the fiscal year ended July 2, 2011, as well as factors relating to:

•         Sara Lee’s proposed spin-off plans and the related special dividend, such as (i) unanticipated developments that delay or negatively impact the proposed spin-off and capital plans; (ii) Sara Lee’s ability to obtain customary approvals; (iii) Sara Lee’s ability to generate the anticipated efficiencies and savings from the spin-off including a lower effective tax rate for the spun-off company; (iv) the impact of the spin-off on Sara Lee’s relationships with its employees, major customers and vendors and on Sara Lee’s credit ratings and cost of funds; (v) changes in market conditions; (vi) future opportunities that the board of directors of Sara Lee may determine present greater potential value to shareholders than the spin-off and special dividend; (vii) disruption to Sara Lee’s business operations as a result of the spin-off; (viii) future operating or capital needs that require a more significant outlay of cash than currently anticipated; and (ix) the ability of the businesses to operate independently following the completion of the spin-off;

•        Sara Lee’s relationship with its customers, such as (i) a significant change in Sara Lee’s business with any of its major customers, such as Walmart, its largest customer; and (ii) credit and other business risks associated with customers operating in a highly competitive retail environment;

•        the consumer marketplace, such as (i) intense competition, including advertising, promotional and price competition; (ii) changes in consumer behavior due to economic conditions, such as a shift in consumer demand toward private label; (iii) fluctuations in raw material costs, Sara Lee’s ability to increase or maintain product prices in response to cost fluctuations and the impact on Sara Lee’s profitability; (iv) the impact of various food safety issues and regulations on sales and profitability of Sara Lee products; and (v) inherent risks in the marketplace associated with product innovations, including uncertainties about trade and consumer acceptance;

•        Sara Lee’s international operations, such as (i) impacts on reported earnings from fluctuations in foreign currency exchange rates, particularly the euro; (ii) Sara Lee’s generation of a high percentage of its revenues from businesses outside the United States and costs to remit these foreign earnings into the U.S. to fund Sara Lee’s domestic operations, dividends, debt service and corporate costs; (iii) difficulties and costs associated with complying with U.S. laws and regulations, such as Foreign Corrupt Practices Act, applicable to global corporations, and different regulatory structures and unexpected changes in regulatory environments overseas; and (iv) Sara Lee’s ability to continue to source production and conduct operations in various countries due to changing business conditions, political environments, import quotas and the financial condition of suppliers; and

•        previous business decisions, such as (i) Sara Lee’s ability to generate margin improvement through cost reduction and efficiency initiatives; (ii) Sara Lee’s credit ratings, the impact of Sara Lee’s capital plans on such credit ratings and the impact these ratings and changes in these ratings may have on Sara Lee’s cost to borrow funds and access to capital/debt markets; (iii) the settlement of a number of ongoing reviews of Sara Lee’s income tax filing positions in various jurisdictions and inherent uncertainties related to the interpretation of tax regulations in the jurisdictions in which Sara Lee transacts business; and (iv) changes in the expense for and contingent liabilities relating to multi-employer pension plans in which Sara Lee participates.

In addition, Sara Lee’s results may also be affected by general factors, such as economic conditions, political developments, interest and inflation rates, accounting standards, taxes and laws and regulations in markets where Sara Lee competes. Sara Lee undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2012

SARA LEE CORPORATION

By:	/s/ Helen N. Kaminski

Name: Helen N. Kaminski
Title: Deputy General Counsel, Corporate and Compliance and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement dated May 22, 2012, by and among D.E MASTER BLENDERS 1753 B.V., Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Deutsche Bank AG, London Branch, as Coordinators, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., Deutsche Bank AG, London Branch, ING Bank N.V., J.P. Morgan Limited, Lloyds TSB Bank PLC, and The Royal Bank of Scotland N.V., as Bookrunning Mandated Lead Arrangers, Bank of Tokyo-Mitsubishi UFJ (Holland) N.V., National Australia Bank Limited and Goldman Sachs Bank USA, as Mandated Lead Arrangers, Danske Bank A/S, as Lead Arranger, and Deutsche Bank Luxembourg S.A., as Facility Agent

10.2	Five Year Revolving Credit Facility Agreement dated May 24, 2012, by and among Sara Lee Corporation, the Lenders Thereto, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wells Fargo Bank, N.A., and U.S. Bank, N.A., as Co-Documentation Agents, and Goldman Sachs Bank USA, Lloyds Securities Inc., Morgan Stanley Bank, N.A., Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, RBS Citizens, N.A., Royal Bank of Canada, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Agents

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Amendment No. 5 to Registration Statement on Form F-1 filed by D.E MASTER BLENDERS B.V. 1753 with the U.S. Securities and Exchange Commission on May 24, 2012 (File No. 333-179839)